Exhibit 99.01

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Vertis Holdings, Inc., et al.	Case No.	08-11460 (CSS)
	Reporting Period:	July 2008

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Refer to attached statement
Schedule of Professional Fees Paid	MOR-1b	No
Copies of bank statements		No	Refer to attached statement
Cash disbursements journals			Refer to MOR-1 for a summary of all cash disbursements
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	No	Refer to attached statement
Copies of IRS Form 6123 or payment receipt		No
Copies of tax returns filed during reporting period		N/a	None this period except sales & use taxes – refer to attached statement
Summary of Unpaid Post-petition Debts	MOR-4	No
Listing of aged accounts payable	MOR-4	No
Accounts Receivable Reconciliation and Aging	MOR-5	No
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry C. Kohn	August 27, 2008
Signature of Authorized Individual*	Date

Barry C. Kohn	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

Monthly Operating Report – July 2008

MOR – 1a, 4

Bank Reconciliations

I attest that each of the debtor’s bank accounts is reconciled to monthly bank statements.  The Company’s standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the month end.

Sales and use Tax Returns

I attest that all sales and use tax returns have been filed in accordance with state / county / city requirements for the above period.  Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

/s/ Barry C. Kohn
Barry C. Kohn
Chief Financial Officer
Vertis, Inc.

MOR -1

Case No. 08-11460 (CSS)

Vertis Holdings, Inc.

July 15, 2008 - July 31, 2008 Disbursements

by Debtor Entity

Docket #	Debtor Entity	Amount	% of Total

08-11460	Vertis Holdings, Inc.	$—	0.0%
08-11461	Vertis, Inc. (a)	53,992,331.22	97.9%
08-11462	Enteron Group, LLC (a)	—	0.0%
08-11463	Webcraft, LLC (a)	—	0.0%
08-11464	Vertis Mailing, LLC (a)	—	0.0%
08-11465	Webcraft Chemicals, LLC	514,617.50	0.9%
08-11466	USA Direct LLC	661,272.17	1.2%
	TOTAL	$55,168,220.89	100.0%

(a)	The disbursements for these entities are combined in our accounting records. The $54 million represents disbursements for all of these entities

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct.

Executed on August 20, 2008

	By:	/s/Barry C. Kohn

Barry C. Kohn

MOR -1

Case No. 08-11460 (CSS)

Vertis Holdings, Inc.

July 15, 2008 - July 31, 2008 Disbursements

by Debtor Entity

Entity	Amount	% of Total	Fee

Vertis, Inc. (a)	$53,992,331.22	97.9%	30,000.00
Enteron Group, LLC (a)		0.0%	30,000.00
Webcraft, LLC (a)		0.0%	30,000.00
Vertis Mailing, LLC (a)		0.0%	30,000.00
Webcraft Chemicals, LLC	514,617.50	0.9%	4,875.00
USA Direct LLC	661,272.17	1.2%	4,875.00

Total	55,168,220.89	100.0%	129,750.00

Vertis Holdings, Inc.	—	0.0%	325.00

Grand Total	$55,168,220.89	100.0%	$130,075.00

(a)          The disbursements for these entities are combined in our accounting records.  The $54 million represents disbursements for all of these entities.  The calculation above assumes the maximum fee for all of these entities.

Entity		Amount	% of Total	Fee

Vertis, Inc.	(a)	$42,543,756.23	77.1%	30,000.00
Enteron Group, LLC	(a)	$512,637.75	0.9%	4,875.00
Webcraft, LLC	(a)	$10,508,764.87	19.1%	13,000.00
Vertis Mailing, LLC	(a)	$427,172.37	0.8%	4,875.00
Webcraft Chemicals, LLC		514,617.50	0.9%	4,875.00
USA Direct LLC		661,272.17	1.2%	4,875.00

Total		55,168,220.89	100.0%	62,500.00

Vertis Holdings, Inc.		—	0.0%	325.00

Grand Total		$55,168,220.89	100.0%	$62,825.00

(a)          Breaking out the Vertis, Inc, disbursements based on year to date revenue, would calculat eas follows:

Vertis, Inc.	$53,992,331.22	78.80%	42,543,756.23
Enteron Group, LLC	$53,992,331.22	0.95%	512,637.75
Webcraft, LLC	$53,992,331.22	19.46%	10,508,764.87
Vertis Mailing, LLC	$53,992,331.22	0.79%	427,172.37

This is our best estimate of the disbusements and related fees by legal entity.

MOR - 2

Case No. 08-11460 (CSS)

Reporting Period 7/1/08 – 7/31/08

Vertis Holdings, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

Full Month
In thousands	7/31/2008
(unaudited)

Revenue	$105,166
Operating expenses:
Costs of production	86,538
Selling, general and administrative	17,562
Restructuring charges	332
Depreciation and amortization of intangibles	4,503
Total operating expenses	108,936
Operating (loss) income	(3,770)
Other expenses:
Interest expense, net	15,138
Other, net	(329)
Total other expenses	14,810

Loss before income tax expense	(18,580)
Income tax expense	0
Net loss	$(18,580)

MOR - 2

Case No. 08-11460 (CSS)

Reporting Period 7/1/08 – 7/31/08

Vertis, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

Full Month
In thousands	7/31/2008
(unaudited)

Revenue	$105,166
Operating expenses:
Costs of production	86,538
Selling, general and administrative	17,552
Restructuring charges	332
Depreciation and amortization of intangibles	4,503
Total operating expenses	108,925
Operating (loss) income	(3,760)
Other expenses:
Interest expense, net	12,440
Other, net	(329)
Total other expenses	12,111

Loss before income tax expense	(15,871)
Income tax expense	0
Net loss	$(15,871)

MOR - 2

Case No. 08-11460 (CSS)

Reporting Period 7/1/08 – 7/31/08

Vertis Holdings, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

CUM TO
In thousands	7/31/2008
(unaudited)

Revenue	$720,865
Operating expenses:
Costs of production	583,195
Selling, general and administrative	109,410
Restructuring charges	10,181
Depreciation and amortization of intangibles	31,322
Total operating expenses	734,109
Operating (loss) income	(13,244)
Other expenses:
Interest expense, net	99,774
Other, net	2,588
Total other expenses	102,363
Loss before income tax expense	(115,607)
Income tax expense	323
Net loss	$(115,930)

MOR - 2

Case No. 08-11460 (CSS)

Reporting Period 7/1/08 – 7/31/08

Vertis, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Statements of Operations

CUM TO
7/31/2008
In thousands	(unaudited)

Revenue	$720,865
Operating expenses:
Costs of production	583,195
Selling, general and administrative	109,337
Restructuring charges	10,181
Depreciation and amortization of intangibles	31,322
Total operating expenses	734,036
Operating (loss) income	(13,171)
Other expenses:
Interest expense, net	81,636
Other, net	2,588
Total other expenses	84,224
Loss before income tax expense	(97,396)
Income tax expense	323
Net loss	$(97,718)

MOR - 3

Case No. 08-11460 (CSS)

Reporting Period 7/1/08 – 7/31/08

Vertis Holdings, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Balance Sheets as at July 31st 2008

In thousands, except per share amounts	7/31/2008
(unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$559
Accounts receivable, net	162,570
Inventories, net	46,878
Maintenance parts, net	20,614
Prepaid expenses and other current assets	41,738
Total current assets	272,359
Property, plant and equipment, net	308,409
Deferred financing costs, net	6,239
Other assets, net	20,163
Total assets	$607,170

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$88,232
Compensation and benefits payable	42,391
Accrued interest	51,986
Current portion of long-term debt	1,054,779
Other current liabilities	21,934
Total current liabilities	1,259,322
Long-term debt	541,619
Other long-term liabilities	26,175
Total liabilities	1,827,115

Stockholders’ deficit:
Preferred stock - authorized 1,000 shares; none issued
Common stock - authorized 19,000 shares; $0.01 par value; issued and outstanding 12,140 and 12,492 shares	129
Contributed capital	384,730
Accumulated deficit	(1,596,358)
Accumulated other comprehensive loss	(8,446)
Total stockholders’ deficit	(1,219,945)
Total liabilities and stockholders’ deficit	$607,170

MOR - 3

Case No. 08-11460 (CSS)

Reporting Period 7/1/08 – 7/31/08

Vertis, Inc. and Subsidiaries

(Debtor and Debtor-in-Possession as of July 15, 2008)

Consolidated Balance Sheets as at July 31st 2008

In thousands, except per share amounts	7/31/2008
(unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$559
Accounts receivable, net	162,570
Inventories, net	46,878
Maintenance parts, net	20,614
Prepaid expenses and other current assets	41,738
Total current assets	272,359
Property, plant and equipment, net	308,409
Deferred financing costs, net	5,720
Other assets, net	20,163
Total assets	$606,650

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts payable	$88,232
Compensation and benefits payable	42,391
Accrued interest	51,986
Current portion of long-term debt	1,054,779
Other current liabilities	19,838
Total current liabilities	1,257,226
Due to parent	5,200
Long-term debt	290,811
Other long-term liabilities	26,175
Total liabilities	1,579,412

Stockholders’ deficit:
Preferred stock - authorized 1,000 shares; none issued
Common stock - authorized 19,000 shares; $0.01 par value; issued and outstanding 12,140 and 12,492 shares	0
Contributed capital	409,689
Accumulated deficit	(1,377,679)
Accumulated other comprehensive loss	(4,722)
Total stockholders’ deficit	(972,762)
Total liabilities and stockholders’ deficit	$606,650

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X (a)

(a) A deposit account was opened for the benefit of Utility vendors for processing security deposits. Documentation is attached below;

Bank Name:	M&T Bank
Account Name:	Vertis Inc. ESCROW 2008